UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
 PURSUANT TO SECTION 13 OR SECTION 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 27, 2004


                    Conversion Services International, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                      0-30420                 20-1010495
          --------                      -------                 ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


           100 Eagle Rock Avenue
         East Hanover, New Jersey                             07936
         ------------------------                             -----
 (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:  (973) 560-9400


      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits.

        Exhibit 99.1 - Press release dated May 27, 2004

ITEM 9.    REGULATION FD DISCLOSURE.

      On May 27, 2004, Conversion Services International, Inc. ("CSI") issued a press release announcing that it entered into a definitive agreement to acquire substantially all of the assets and assume substantially all of the liabilities of Evoke Software Corporation, a leading provider of data discovery and profiling technology and a supplier to CSI, in consideration of cash, the issuance of CSI common stock and other forms of consideration. The terms of the acquisition were not disclosed.

      A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 27, 2004                  CONVERSION SERVICES INTERNATIONAL, INC.


                              By: /s/ Scott Newman
                                  ----------------
                              Name:  Scott Newman
                              Title: President and Chief Executive Officer